[ACADEMY VALUE FUND LOGO]












                               SEMI-ANNUAL REPORT

                                FEBRUARY 28, 1999

                            [ACADEMY VALUE FUND LOGO]


April 20, 1999

Dear Shareholder:

Over the last six months we have seen the continuation of several economic and market conditions that are causing us to remain cautious in our investment strategy. Corporate profits for the full year of 1998 declined compared to 1997 after early Wall Street forecasts of 12%-15% earnings growth. An inability to raise prices and increased competition from imports has generated three straight quarters of declining profit margins. This competitive environment should continue as foreign economies, most facing recession or depression, are exporting their cheaper goods to the United States. The result is domestic companies are facing a difficult pricing environment while having an excess of manufacturing capacity. This is a good environment for consumers, but very difficult for companies to expand earnings.

In the face of this economic backdrop, smaller and mid-sized companies have seen their market values decline significantly relative to larger companies. A recent study showed that 61% of companies on the NYSE and NASD exchanges declined by greater than 20% from their highs in early 1998. Fully 84% declined by more than 10%. We are currently experiencing one of the most dramatic divergences in performance of the "largest of the large" corporations and the rest of the market. For example, the NASD index for 1998 touted a return of 39.6%. However, if you remove ten of the largest companies from the index, the return would drop to -17.57%, a 57.17 percentage point spread. This narrowing of market return is further demonstrated by the S&P 500 as seventeen companies in the first quarter of 1999 contributed all of the return.

It is against this economic and market environment of declining profit margins and earnings, low purchasing power for corporations, intense foreign competition, and narrowing market leadership that we invest your portfolio to maintain the value of your investment. As noted in our recent letter to shareholders, the Fund significantly increased its holdings in fixed income securities over the last two quarters as a response to the high risk environment we are experiencing. We are continuing to be primarily invested in short term U.S. Government securities (77.48% as of 3/31/99) while we wait for investment opportunities in well positioned companies at attractive prices.

Sincerely,


Academy Capital Management

                               ACADEMY VALUE FUND

SCHEDULE OF INVESTMENTS AT FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
  Shares        COMMON STOCKS: 19.3%                                Market Value
--------------------------------------------------------------------------------

                COSMETIC AND PERSONAL CARE PRODUCTS: 2.3%
  2,900         Block Drug Company, Inc., Class A...................  $ 113,100
                                                                      ---------

                FINANCIAL SERVICES: 2.6%
117,300         National Auto Credit, Inc.*.........................    126,684
                                                                      ---------

                HEALTH CARE PROVIDERS: 1.3%
29,400          NovaCare, Inc.*.....................................     62,475
                                                                      ---------

                HUMAN RESOURCES: 2.1%
16,550          Olsten Corp.........................................    102,403
                                                                      ---------

                INDUSTRIAL PRODUCTS: 2.5%
 8,900          Watts Industries, Inc., Class A.....................    124,044
                                                                      ---------

                MEDICAL PRODUCTS: 1.0%
 2,800          Vital Signs, Inc....................................     49,525
                                                                      ---------

                RESTAURANTS: 7.5%
22,550          Lone Star Steakhouse & Saloon, Inc.*................    204,359
11,350          Luby's Cafeterias, Inc..............................    161,028
                                                                      ---------
                                                                        365,387
                                                                      ---------

                Total Common Stocks (cost $1,870,156)...............    943,618
                                                                      ---------


Principal
  Amount        U.S. GOVERNMENT AND GOVERNMENT OBLIGATIONS: 72.2%
--------------------------------------------------------------------------------

$1,000,000      FHLB, 4.64%, 10/9/2002..............................    968,293
   565,000      FHLB, 4.675%, 10/15/2002............................    547,602
 1,000,000      FNMA, 6.29%, 2/11/2002..............................  1,020,337
 1,000,000      TSY INFL IX N/B, 3.875%, 1/15/2009..................  1,000,938
                                                                    -----------
                Total U.S. Government and Government Agency
                  Obligations (cost $3,605,932).....................  3,537,170
                                                                    -----------

See accompanying Notes to Financial Statements

                               ACADEMY VALUE FUND

--------------------------------------------------------------------------------
Principal
  Amount        REPURCHASE AGREEMENT: 4.4%                          Market Value
--------------------------------------------------------------------------------

  $218,000      Firstar Bank Repurchase Agreement, 3.50%, dated
                2/26/1999, due 3/1/1999, collateralized by
                $225,000 GNMA, 7.00%, due 3/20/2024 (proceeds
                $218,064) (cost $218,000)...........................$   218,000


                Total Investments in Securities (cost
                  $5,694,088+): 95.9% ..............                  4,698,788
                Other Assets less Liabilities: 4.1%.................    201,056
                                                                    -----------
                TOTAL NET ASSETS: 100.0% ...........................$ 4,899,844
                                                                    ===========

*Non-income producing security.

+ At February 28, 1999,  the cost of securities for Federal tax purposes was the
same  as  the  basis  for  financial  reporting.   Unrealized  appreciation  and
depreciation of securities were as follows:

                Gross unrealized appreciation.......................$    15,116
                Gross unrealized depreciation....................... (1,010,416)
                                                                    -----------
                  Net unrealized depreciation.......................$  (995,300)
                                                                    ===========

See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES AT FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (cost $5,694,088) .....   $ 4,698,788
      Cash ......................................................           215
      Receivables:
            Due from Advisor ....................................         2,851
            Securities sold .....................................       183,084
            Dividends and interest ..............................        37,558
      Prepaid expenses and other assets .........................         1,886
                                                                    -----------
                  Total assets ..................................     4,924,382
                                                                    -----------

LIABILITIES
      Payables:
            Administration fee ..................................         2,381
            Audit fees ..........................................        11,334
      Accrued expenses ..........................................        10,823
                                                                    -----------
                  Total liabilities .............................        24,538
                                                                    -----------

NET ASSETS ......................................................   $ 4,899,844
                                                                    ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
      ($4,899,844/568,576 shares outstanding;
      unlimited number of shares authorized without par value) ..   $      8.62
                                                                    ===========


COMPONENTS OF NET ASSETS
      Paid-in capital ...........................................   $ 6,416,098
      Undistributed net investment income .......................        28,980
      Accumulated net realized loss on investments ..............      (549,934)
      Net unrealized depreciation on investments ................      (995,300)
                                                                    -----------
                  Net assets ....................................   $ 4,899,844
                                                                    ===========

See accompanying Notes to Financial Statements.

                               ACADEMY VALUE FUND

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends ....................................................    $  19,300
    Interest .....................................................       78,932
    Other ........................................................          626
                                                                      ---------
      Total income ...............................................       98,858
                                                                      ---------

  Expenses
    Advisory fees ................................................       26,550
    Administration fee ...........................................       14,876
    Fund accounting fees .........................................        9,067
    Audit fees ...................................................        8,382
    Transfer agent fees ..........................................        6,825
    Distribution fees ............................................        6,638
    Custody fees .................................................        3,918
    Registration fees ............................................        3,318
    Legal fees ...................................................        2,933
    Trustee fees .................................................        2,031
    Miscellaneous ................................................        1,907
    Reports to shareholders ......................................        1,661
    Insurance ....................................................          226
                                                                      ---------
      Total expenses .............................................       88,332
      Less: expenses reimbursed/waived ...........................      (35,232)
                                                                      ---------
      Net expenses ...............................................       53,100
                                                                      ---------
        NET INVESTMENT INCOME ....................................       45,758
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized loss from security transactions .................     (550,172)
    Net change in unrealized depreciation on investments .........      423,130
                                                                      ---------
      Net realized and unrealized loss on investments ............     (127,042)
                                                                      ---------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....    $ (81,284)
                                                                      =========

See accompanying Notes to Financial Statements.

                               ACADEMY VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              Six Months             Year
                                                                 Ended               Ended
                                                           February 28, 1999#   August 31, 1998
                                                           ------------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ................................      $    45,758         $    22,049
   Net realized (loss) gain from security transactions ..         (550,172)            638,066
   Net change in unrealized appreciation on investments .          423,130          (2,370,964)
                                                               -----------         -----------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          (81,284)         (1,710,849)
                                                               -----------         -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ................................          (31,135)                -0-
   Net realized gain from security transactions .........         (633,088)           (601,385)
                                                               -----------         -----------
     Net distributions to shareholders ..................         (664,223)           (601,385)
                                                               -----------         -----------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net change in
     outstanding shares (a) .............................          158,631           1,530,157
                                                               -----------         -----------
     TOTAL DECREASE IN NET ASSETS .......................         (586,876)           (782,077)

NET ASSETS
   Beginning of period ..................................        5,486,720           6,268,797
                                                               -----------         -----------

END OF PERIOD ...........................................      $ 4,899,844         $ 5,486,720
                                                               ===========         ===========

(a) A summary of capital shares transactions is as follows:

                                                             Six Months                    Year
                                                                Ended                      Ended
                                                         February 28, 1999#           August 31, 1998

                                                       -----------------------    -----------------------
                                                        Shares        Value        Shares        Value
                                                       --------    -----------    --------    -----------
     Shares sold ...................................     64,607    $   653,927     137,272    $ 1,811,156
     Shares issued in reinvestment of distribution .     76,700        664,224      47,353        601,385
     Shares redeemed ...............................   (120,150)    (1,159,520)    (67,785)      (882,384)
                                                       --------    -----------    --------    -----------

     Net increase ..................................     21,157    $   158,631     116,840    $ 1,530,157
                                                       ========    ===========    ========    ===========

#Unaudited.

See accompanying Notes to Financial Statements.

                               ACADEMY VALUE FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

---------------------------------------------------------------------------------------------------------------

                                                Six Months          Year Ended August 31,     December 9, 1994*
                                                  Ended        ------------------------------       through
                                            February 28, 1999#  1998       1997       1996      August 31,1995
                                            ------------------  ----       ----       ----    -----------------
Net asset value, beginning of period........     $10.02        $14.56     $11.36     $11.60         $10.00
                                                 ------        ------     ------     ------         ------

Income from investment operations:
      Net investment income (loss)..........       0.08          0.04      (0.03)      0.01           0.03
      Net realized and unrealized (loss)
        gain on investments.................      (0.20)        (3.28)      3.23      (0.10)          1.57
                                                 ------        ------     ------     ------         ------
Total from investment operations............      (0.12)        (3.24)      3.20      (0.09)          1.60
                                                 ------        ------     ------     ------         ------
Less distributions:
      From net investment income............      (0.06)         0.00       0.00      (0.03)          0.00
      From net capital gains................      (1.22)        (1.30)      0.00      (0.12)          0.00
                                                 ------        ------     ------     ------         ------
Total distributions.........................      (1.28)        (1.30)      0.00      (0.15)          0.00
                                                 ------        ------     ------     ------         ------
Net asset value, end of period..............     $ 8.62        $10.02     $14.56     $11.36         $11.60
                                                 ======        ======     ======     ======         ======

Total return................................      (1.26)%      (24.16)%    28.17%     (0.64)%        22.68%+

Ratios/supplemental data:
Net assets, end of period (millions)........      $ 4.9          $ 5.5     $ 6.3      $ 4.7          $ 3.2

Ratio of expenses to average net assets:
      Before expense reimbursement and
            waived fee......................       3.33%+        2.88%      3.42%      3.39%          5.20%+
      After expense reimbursement and
            waived fee......................       2.00%+        1.82%      2.00%      2.00%          2.00%+
Ratio of net investment (loss) gain to
   average net assets:
      Before expense reimbursement and
            waived fee......................       0.40%+       (0.73)%    (1.67)%    (1.20)%        (2.62)%+
      After expense reimbursement and
            waived fee......................       1.72%+        0.33%     (0.24)%     0.18%          0.64%+

Portfolio turnover rate.....................      97.80%        39.56%     49.72%     27.71%         13.26%

#Unaudited.

*Commencement of operations.

+Annualized.

See accompanying Notes to Financial Statements.

                               ACADEMY VALUE FUND

NOTES TO FINANCIAL STATEMENTS AT FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

      The Academy Value Fund (the "Fund") is a series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on December 9, 1994. The investment objective of the Fund is growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND RELATED PARTY TRANSACTIONS

      For the six months ended February 28, 1999, Academy Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended February 28, 1999, the Fund incurred $26,550 in Advisory fees.

                               ACADEMY VALUE FUND

--------------------------------------------------------------------------------

      The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce its fees to the extent necessary to limit the Fund's aggregate annual operating expenses to 2.00% of average daily net assets. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. For the six months ended February 28, 1999, the Advisor waived fees of $26,550 and reimbursed the Fund in the amount of $8,682.

      Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

      Under $15 million        $30,000
      $15 to $50 million       0.20% of average daily net assets
      $50 to $100 million 0.15% of average daily net assets $100 to $150 million 0.10% of average daily net assets
      Over $150 million        0.05% of average daily net assets

     For the six months ended February 28, 1999, the Fund incurred $14,876 in Administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. During the six months ended February 28, 1999, the Fund paid fees of $6,638 to the Advisor.

                               ACADEMY VALUE FUND

--------------------------------------------------------------------------------
NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, excluding U.S. Government obligations and short-term investments, for the six months ended February 28, 1999, were $34,651 and $3,270,168, respectively.

      For the six months ended February 28, 1999, the cost of purchases and the proceeds from sales of U.S. Government obligations, excluding short-term securities, were $3,927,825 and $519,162, respectively.

NOTE 6 - REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with bonds and government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

     If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

                                     ADVISOR
                        Academy Capital Management, Inc.
                          500 North Valley Mills Drive
                                    Suite 208
                                Waco, Texas 76710
                                 (817) 751-0555

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                            4455 East Camelback Road
                                   Suite 261E
                             Phoenix, Arizona 85018

                                    CUSTODIAN
                               Firstar Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

                              INDEPENDENT AUDITORS
                                Ernst & Young LLP
                            725 South Figueroa Street
                                    Suite 600
                          Los Angeles, California 90071

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


  This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

  Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.